UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) MARCH 16, 2004


                                 FIND/SVP, INC.
                                 --------------
             (Exact name of registrant as specified in its charter)

      NEW YORK                           0-15152                 13-2670985
--------------------------------------------------------------------------------
(State or other jurisdiction    (Commission File Number)     IRS Employer
of incorporation)                                            Identification No.)


             625 AVENUE OF THE AMERICAS, NEW YORK, NEW YORK 10011
             -------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (212) 645-4500

                                 NOT APPLICABLE
                                 --------------
                   (Former name or former address, if changed
                              since last report.)


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EXHIBIT              DESCRIPTION

99.1                 Press Release of Find/SVP, Inc., dated March 16, 2004

99.2 Transcription of the Find/SVP, Inc. Fourth Quarter and Year-end Conference Call on March 16, 2004.

Item 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
         ----------------------------------------------

         On March 16, 2004, we issued a press release and held a related conference call, announcing our 2003 fourth quarter and full year earnings. A copy of our press release and conference call transcription announcing the above are furnished herewith as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference. The earnings press release and conference call transcription contain financial measures that are not in accordance with generally accepted accounting principles in the United States ("GAAP"). The Registrant has provided reconciliations within the earnings release of the non-GAAP financial measures to the most directly comparable GAAP financial measures. Adjusted EBITDA, which is defined as the Registrant's net income
(loss) excluding interest, taxes, depreciation and amortization, compensation expense from option grants, other income, and other non-recurring charges, and EBITDA, which represents the Registrant's net income (loss) before interest, income taxes, and depreciation and amortization, is presented in the earnings release and conference call transcription because the Registrant's subordinated debt, which contains two promissory notes totaling $3,500,000, with a stated interest rate of 13.5% and maturing in 2008, includes financial and other covenants which are based on or refer to the Registrant's Adjusted EBITDA and EBITDA. Furthermore, management believes that Adjusted EBITDA and EBITDA are useful measures to investors, allowing them to focus on the Registrant's recurring results of operations. Integration and other non-recurring charges are significantly influenced by the Registrant's acquisition program, may vary significantly from period to period, and may not be indicative of the Registrant's ongoing operating expenses, excluding acquisition related expenses. Additionally, management believes that Adjusted EBITDA and EBITDA are common alternatives in measuring operating performance used by investors and financial analysts to measure value, cash flow and performance. The non-GAAP financial measures described above should be considered in addition to, but not as a substitute for, measures of financial performance prepared in accordance with GAAP that are presented in the earnings release and conference call transcription.








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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: March 23, 2004

                                            FIND/SVP, INC.


                                        By: /s/ PETER M. STONE
                                            ------------------------------------
                                            Name: Peter M. Stone
                                            Title:   Chief Financial Officer